WEYERHAEUSER Western Operations Tour DEVIN STOCKFISH President & Chief Executive Officer June 2023 Exhibit 99.1

FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES This presentation contains statements and depictions that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including without limitation with respect to the following: future goals and prospects, including 2025 goals and targets relating to our timberlands investments, operation excellence and sustainable margin improvements, growth and annual Adjusted EBITDA performance of our Natural Climate Solutions business, increase in annual lumber production, reductions of greenhouse gas emissions, achievement of external ESG recognitions, growth of our base dividend and our target percentage return to shareholders of Adjusted Funds Available for Distribution; business strategies and key initiatives; expected levels of demand and market drivers for our products, including adoption of wood-based building, increased global demand for wood fiber and expected growth in  export markets; expectations from our timberland acquisitions; our outlook for 2023 capital expenditures for our wood products business; our greenhouse gas emissions reduction targets; and our expectations concerning future growth in demand for climate change mitigation and carbon markets and resulting expected growth in cash flow from our natural climate solutions business and enhanced timberland values.  Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and may be identified by our use of certain words in such statements, including without limitation words such as  “committed,” “expect,” “emerging,” “growing,” “maintain,” “outlook,” “sustainable,” “target,” “will,” and similar words and terms and phrases using such terms and words, as well as references to future dates. Depictions or illustrations that constitute forward-looking statements may be identified by graphs, charts or other illustrations indicating expected or predicted occurrences of events, trends, conditions, performance or achievements at a future date or during future time periods. We may refer to assumptions, goals, targets, or expected performance through, or events to occur by or at, a future date, and such references may also constitute forward-looking statements. Forward-looking statements are based on our current expectations and assumptions. The realization of our expectations and the accuracy of our assumptions are subject to a number of risks and uncertainties that are difficult to predict and often are beyond the company’s control. These and other factors could cause one or more of our expectations to be unmet, one or more of our assumptions to be materially inaccurate or actual results to differ materially from those expressed or implied in our forward-looking statements, or all of the foregoing. Such uncertainties and risk factors include without limitation those described in our 2022 Annual Report on Form 10-K, as well as those set forth from time to time in our other public statements and reports, including reports, registration statements, prospectuses, information statements and other filings with the SEC. They also include other factors not described herein or elsewhere because they are not currently known to us or we currently judge them to be immaterial. There is no guarantee that any of the events anticipated by these forward-looking statements will occur, and if any of the events do occur, there is no guarantee what effect they will have on the company's business, results of operations, cash flows, financial condition and future prospects. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to publicly update or revise any forward-looking statements. Nothing on our website is intended to be included or incorporated by reference into, or made a part of, this presentation. Also included in this presentation are certain non-GAAP financial measures that management believes complement the financial information presented in accordance with U.S. GAAP and therefore may be useful to investors. Our non-GAAP financial measures may not be comparable to similarly named or captioned non-GAAP financial measures of other companies. Except for certain forward-looking non-GAAP measures, a reconciliation of each presented non-GAAP measure to its most directly comparable GAAP measure is provided in the appendices to this presentation.   2

Weyerhaeuser Investment thesis Unmatched Portfolio Industry-Leading Performance Disciplined Capital Allocation Strong ESG Foundation Superior Shareholder Value 3

TIMBERLANDS GROWTH MADE STRATEGIC ACQUISITION IN THE CAROLINAS NATURAL CLIMATE SOLUTIONS SIGNED CARBON CAPTURE AND SEQUESTRATION AGREEMENTS FOR TWO PROJECTS IN THE GULF SOUTH OPERATIONAL EXCELLENCE CAPTURED $40 MILLION IN OPX IMPROVEMENTS ACROSS OUR BUSINESSES COMPETITIVE POSITION RANKED #1 IN EBITDA MARGIN IN ALL MANUFACTURING BUSINESSES GREENHOUSE GAS REDUCTIONS JOINED THE CLIMATE PLEDGE COMMITTED TO NET-ZERO EMISSIONS BY 2040 EXTERNAL RECOGNITIONS MAINTAINED OUR ESG LISTINGS ON MULTIPLE KEY SUSTAINABILITY INDICES SHAREHOLDER RETURNS RETURNED TOTAL CASH OF $1.75 billion TO SHAREHOLDERS BASED ON 2022 RESULTS SUSTAINABLE DIVIDEND INCREASED OUR QUARTERLY BASE DIVIDEND BY 5.9% Continued strong performance Key 2022 Accomplishments Unmatched Portfolio Industry-Leading Performance Strong ESG Foundation Disciplined Capital Allocation Superior Shareholder Value 4

2025 YEAR-END TARGETS Driving Growth and Shareholder Value TIMBERLANDS GROWTH MAKE DISCIPLINED INVESTMENTS OF $1 BILLION FROM 2022 TO 2025 NATURAL CLIMATE SOLUTIONS GROW ANNUAL EBITDA TO $100 MILLION OPERATIONAL EXCELLENCE CAPTURE IMPROVEMENTS OF $175-250 MILLION FROM 2022 TO 2025 GREENHOUSE GAS REDUCTIONS MAKE PROGRESS AGAINST OUR SCIENCE-BASED TARGET Aligned With a 1.5 Degree Scenario EXTERNAL RECOGNITIONS MAINTAIN & ENHANCE THROUGH COMMITMENTS AND PERFORMANCE SHAREHOLDER RETURNS COMMITTED TO RETURNING 75-80% OF ADJUSTED FAD ANNUALLY TO SHAREHOLDERS SUSTAINABLE DIVIDEND GROW BASE DIVIDEND BY 5% ANNUALLY LUMBER GROWTH INCREASE PRODUCTION BY 5% ANNUALLY Unmatched Portfolio Industry-Leading Performance Strong ESG Foundation Disciplined Capital Allocation

WEYERHAEUSER Timberlands TRAVIS KEATLEY Senior Vice President, Timberlands June 2023

Timberlands Strategy for Success How We Work Together To Deliver the Company Vision Performance WHAT WINNING LOOKS LIKE Safe, High-Performing, Diverse Team | Portfolio Value Growth Over Time | Superior Execution Industry-Leading Cash Flows | Sustainability Leader | Forest Benefits Beyond Timber We Leverage Our Scale Through Cross-Functional Alignment, Collaboration and Best Practice Replication 7 PEOPLE We Cultivate Safety & Inclusion Collaboration & Innovation Engaged Employees Career Development We Grow Productive Forests Stable Harvest Levels Recreational Opportunities Strategic Markets PORTFOLIO We Deliver Operational Excellence Customer Solutions Reliable Supply Chains Enterprise Results We Enhance Sustainable Forests Healthy Ecosystems Resilient Communities Our Excellent Reputation PERMANENCE PERFORMANCE

TIMBERLANDS PORTFOLIO

Superior Holdings Create Value Today and Tomorrow

U.S. WEST
High-Value Douglas Fir
3 MILLION ACRES

- Premium land west of Cascade mountains
- Sawlogs are ~90% of harvest
- Unique Japan export presence

OUR
UNMATCHED SCALE
MAKES US A
SIGNIFICANT SUPPLIER
TO MANUFACTURERS IN
EVERY REGION

U.S. NORTH
Diverse Hardwoods and Softwoods
1 MILLION ACRES

- Premium hardwood sawlogs
- Maximizing value with more than 300 product grades

U.S. SOUTH
Premium Southern Yellow Pine
7 MILLION ACRES

- Highly productive planted pine forests
- Balanced mix of grade & fiber logs
- Scale operations in every major region



11 Million Acres Owned in the U.S.

14 Million Acres Licensed in Canada

Approximate total acres as of December 31, 2022.

8

Customer segments Capture Full Value Through a Diverse Customer Portfolio THIRD- PARTY DOMESTIC 52% WY MILLS 23% EXPORT CUSTOMER 25% 9 Mills provide year-round demand for timberlands Weyerhaeuser Internal Mills Mills are aligned with our geographic footprint Leveraging fee volume and outside purchases allows maximized system margins We align with top-quartile customers who benefit from our value proposition Third-Party Domestic Customers Many reliable, scaled customers leverage us by paying baseload premiums Exports allow us to access markets with different economic drivers Export Customers We can flex between markets to capture the highest margin Exports provide margin premium above domestic WHY CUSTOMERS CHOOSE US Customer-Focused Sales Approach | Reliable & Consistent Supply at Scale | Log Merchandising & Quality Aligns with Customer Needs | SFI Certified & Strong Reputation for Sustainability Creates operational flexibility and risk mitigation REVENUE BY END MARKET (2022) Flex Supply To Meet Dynamic Customer Demands and Capture Market Opportunities

WEYERHAEUSER TIMBERLANDS EXPORT MARKETS

Unrivaled Market Position and Supply Chain Expertise

UNIQUE JAPAN EXPORT BUSINESS

- Multi-decade relationships supplying post & beam housing market
- Western timberlands ownership provides premium logs at unrivaled scale
- Largest log export facility in North America creates substantial supply chain advantage and efficiencies

OTHER WY EXPORT MARKETS

- Direct-to-customer strategy facilitates consistent demand
- Flexibility to quickly respond to shifts in global wood demand
- Southern exports positioned to grow
- Targeting new geographies and growing demand for wood fiber, biomass and pellets



EXPORT REVENUE(1)
BY END MARKET (2022)
China 13%
Korea 7%
India 1%
Other 1%
Japan 78%
Southern Exports
Western Exports

(1) Percentages based on 2022 full year Timberlands export sales. Southern exports to China are currently paused due to ongoing phytosanitary rules imposed by Chinese regulators.

Scale + Consistent Product Quality + Supply Chain Reliability = Export Competitive Advantage

10

TIMBERLANDS Superior execution Creating Value Through Forestry and Capturing Value Through Supply Chain Expertise HEALTHY FORESTS We Are Timber-Growing Experts Our Timber Supply Chain Expertise Is Unrivaled Best-in-class genetics are the foundation for value creation Establishment excellence ensures highest NPV Our forests generate high yields & value per acre due to targeted product mix Superior genetics & stand management ensure reliable & sustainable supply Flexibility to respond quickly to changing markets Largest log export facility in the U.S. Unique value: Superior quality Reliability Diverse products at scale Year-round supply 11 TARGETED SILVICULTURE CUSTOMIZED PLANTING PROPRIETARY SEEDLINGS DIVERSE CUSTOMERS OPTIMIZED TRANSPORTATION ADVANCED HARVESTING MATURE FORESTS

COMPETITIVE POSITION We Are the Largest Timber REIT Our Scale Across All Major Wood Baskets Our Integrated Manufacturing Allows us to flex volume and maximize overall returns Our Delivered Log Business Model Enables us to capture higher margins Acres in millions (2) TIMBER REITS OWNERSHIP Weyerhaeuser Rayonier PotlatchDeltic(1) Gives us access across log markets Lowers our concentration risk Sources: Forisk Ownership Database 2022, tax parcel data, public presentations, WY reports Acres as of December 31, 2022. Source: Public filings. (1) Post acquisition acreage, inclusive of CatchMark Timber Trust. (2) (3) (1) 100% 3rd Party 78% 78% 22% 22% 3rd Party Log Sales Internal Log Sales (5) (4) Log sales volumes in million tons 0 5 10 15 20 25 30 35 Sources: Public filings, WY reports (2) Delivered vs. stumpage sales volumes for FY 2022. Excludes New Zealand volumes for RYN. (3) Delivered vs. stumpage fee (PCH) and sales (CTT) volumes for FY 2021 for both companies combined. Sources: Public filings, WY reports (4) Internal vs. third party fee (PCH) and sales (CTT) volumes for FY 2021 for both companies combined. For PCH, assumes pulpwood and stumpage reported volumes are sold to third party customers. (5) Internal vs. third party sales volumes for FY 2022.

WESTERN TIMBERLANDS

Unmatched Quality, Scale and Market Access



Washington
Oregon

TIMBER REITS

Acres in millions	WA	OR
Weyerhaeuser	1.1	1.4
Rayonier	0.4	0.1

Sources: Forisk Ownership Database 2022, tax parcel data, public presentations, WY reports

Our Timber Inventory Is Primarily High-Value Species



Other
7%
Whitewood
12%
Douglas fir
81%

As of December 31, 2022.

We Ship More Volume To Higher Value Export Markets[1]



Export
28%
Domestic
72%
Export
11%
Domestic
89%

WEYERHAEUSER
Export = 2.5MM tons

RAYONIER
Export = 0.2MM tons

Sources: Public filings, WY reports
(1) Export volumes as a percentage of total western log sales volumes in 2022.

- We have premium timberlands west of the Cascade mountains
- We hold the #1 position in Adjusted EBITDA per acre
- Our markets are highly tensioned, with domestic and export optionality
- Sawlogs are approximately 90% of our harvest volume

13

SOUTHERN TIMBERLANDS

Peer-Leading Scale and Market Access

Our Scale is Unmatched Across Southern Markets



74% of New Capacity in States with Strong WY Holdings(1)
AR/OK/TX/LA
MS/AL
GA/FL/SC
NC/VA
OK
AR
MO
KY
VA
NC
SC
GA
AL
MS
TX
LA
FL
TIMBER REITS OWNERSHIP
Weyerhaeuser
Rayonier
PotlatchDeltic(2)



GA/FL/SC
AR/OK/TX/LA
MS/AL
NC/VA
PCH(2)
RYN
WY
0
1000
2000
3000
4000
5000
6000
7000
Owned acres, thousands (YE 2022)

Sources: Forisk Ownership Database 2022, tax parcel data, public presentations and filings, WY reports
(1) Represents completed and announced new sawmill capacity in the South, 2017-2023.
(2) Post acquisition acreage, inclusive of CatchMark Timber Trust.

- We have significant scale across the South with access to grade and pulp markets
- We own ~1.8 million acres in top southern log markets across the Atlantic Coast[3]
- Concentration risk is limited in any one market
- New capacity in the South supports future growth across our ownership
- Well positioned to serve growing Asian export markets

(3) Atlantic Coast includes Florida, Georgia, North Carolina and South Carolina.

14

OPERATIONAL EXCELLENCE Delivering Sustainable Margin Improvement Through the Cycle SUSTAINABLE MARGIN IMPROVEMENT Achieved ~$370 Million from 2014-2022 Targeting $45-90 Million from 2023-2025 Harvest & Haul • Silviculture • Marketing • Merchandising Future Value Seedling Survival Thinning Execution & Quality Ready to Log Plan Cost Avoidance • Conservation Agreements • Trucking Cost Improvements • Regulatory Advocacy Efficiency Process & System Streamlining Technology Adoption to Improve Data Capture & Analysis Cross-Biz OpX Seize Opportunities to Drive Improvement Across Our Integrated Supply Chain OpX = Superior Execution + Ongoing Improvement 15 Fueled by innovation

INNOVATION

Driving Significant Improvements Through Accelerated Focus



Mechanization

- Seedling Planting
- Tethered Logging
- Nursery Weeding



Drones

- Forest Health Assessments
- Herbicide Application
- Harvest Assessments



Autonomy

- Land Care Robot
- Autonomous Nurseries
- Log Scanning



AI & Machine Learning

- Tree Identification
- Water Mapping
- Robotic/AI Timber Inventory

16

100% OF OUR TIMBERLANDS ARE REFORESTED AFTER HARVEST TIMBERLANDS SUSTAINABILITY We Balance Our Harvesting with a Strong Foundation of Environmental Stewardship WE PLANT 130-150 MILLION TREES EVERY YEAR WE HARVEST ONLY 2% OF OUR FORESTS ON AVERAGE EACH YEAR WE LEAVE TREE BUFFERS ALONG WATERWAYS TO PROTECT AQUATIC HABITAT WE PARTICIPATE IN 11 HABITAT CONSERVATION PLANS IN NORTH AMERICA WE CERTIFY 100% OF OUR TIMBERLANDS TO THE SUSTAINABLE FORESTRY INITIATIVE® STANDARD OUR WORKING FORESTS CONTRIBUTE TO Climate Change Solutions Sustainable Forestry | Carbon Sequestration | Reduced Environmental Footprint 17

WEYERHAEUSER Wood Products KEITH O’REAR Senior Vice President, Wood Products June 2023 June 2023

TALENTED PEOPLE COMPETITIVE COST STRUCTURE SUPERIOR RELIABILITY TARGETED CUSTOMERS Industry-Leading Margins | Profitable Through the Cycle | Earn the Right To Grow Supplier of Choice | Attract & Retain the Best People | Recognized Sustainability Excellence WHAT WINNING LOOKS LIKE Caring Workplace Culture Safe, Inclusive Environment Strong People Principles Focused Training & Development Innovative Mindset Active Community Engagement Best-in-Class Performance Relentless Focus on Managing Costs Continuous Improvement via Non-Capital Projects Strong Return on Strategic Capital Investments Roadmap Execution Drives Top-quartile Results Industry-Leading Reliability Reliability Excellence Creates Competitive Advantage Strong Technical Expertise at All Levels Right Fiber Delivered To Right Mill To Maximize System Value Reliability Mindset Permeates Everything We Do Preferred Supplier in Key Markets Consistent, Quality Products & Services Industry-leading Logistics & Transportation Innovative, Sustainable Solutions Customer Relationships are Defensible Over the Cycle Wood Products Strategy for Success How We Work Together To Deliver the Company Vision 19

LUMBER ORIENTED STRAND BOARD ENGINEERED WOOD PRODUCTS DISTRIBUTION 2nd Largest Producer in North America 19 Lumber Mills (5.5 BBF) 4th Largest Producer in North America 6 Oriented Strand Board Mills (3.1 BSF) Located in the Largest Homebuilding Markets 19 Distribution Centers #1 Engineered Wood Capacity in North America 6 Engineered Wood Mills (42 MMCF) 3 Veneer/Plywood Mills (610 MMSF) 1 Medium Density Fiberboard Mill (265 MMSF) Weyerhaeuser’s relative positioning based on full year 2022 production. Weyerhaeuser values represent capacity by product line as of December 31, 2022. Sources: Public filings, WY reports. Production capacity for engineered wood represents total solid section press capacity. Weyerhaeuser engineered solid section facilities also may produce engineered I-joists to meet market demand. In 2022, approximately 25 percent of Weyerhaeuser’s total press production was converted into I-joists. WOOD PRODUCTS PORTFOLIO Industry-Leading Scale, Diversification and Quality OUR UNMATCHED ASSETS + SUPPLY CHAIN CAPABILITIES = PREFERRED SUPPLIER

Wood products competitive advantages Quality Products and Preferred Supplier WE MANUFACTURE A SIGNIFICANT MIX OF ENHANCED PRODUCTS STANDARD SHEATHING 41% 21 Reliable Supply Geographic Fit (1) Percentages based on 2022 3rd party sales volumes. (2) Percentages based on 2022 3rd party sales dollars. (3) Includes commodity plywood, low-grade veneer and byproducts. (4) Includes Solid Section, I-joists, medium density fiberboard and specialty plywood products. WHY CUSTOMERS CHOOSE US: Quality Products & Customer Service Diverse Product Mix Sustainable Practices Significant Scale OSB(1) Primarily New Residential with Enhanced Flooring Products EWP(2) National Footprint with Value-Add Approach Supported by Distribution Lumber(1) New Residential and Repair & Remodel with High-Value Products ENHANCED PRODUCTS 59%

Superior reliability Roadmap To Delivering Peer-Leading Performance 1 2 3 DO THE BASICS WELL MANAGE CONSTRAINTS Identify Issue Correct Issue 5 MEASURE RESULTS STRONG FOUNDATION Leadership Accountability + Technical Training Core Reliability Fundamentals Improve or Remove Highest Return Opportunities That Drive OpX INCREASE Preventative Maintenance Completion % REDUCE Downtime MAXIMIZE Uptime Volume/hr Operating Rate 4 TARGETED CAPITAL INVESTMENT Highest Return Opportunities That Drive OpX

CAPITAL EXPENDITURES Organic Investments To Sustain and Enhance Our Operations Principles Reduce costs Maximize raw materials recovery Improve reliability and productivity of existing assets Replicate proven, high-return technologies Strategies Invest in regions where margins are most attractive over time Improve earnings power of strategic mills Deliver renewable and energy efficient projects in support of ESG targets Position mills to be black at the bottom Continue to monitor inflation impact Excellent Historical Returns 25% to 40% for optimizing 15% to 20% for sustaining CAPITAL INVESTMENTS $ millions Sustaining capital is between $150 and $200 million (1) Capital expenditures for 2016 exclude discontinued operations. (1) Increasing Lumber Production by 5% Annually Through 2025 23

OPERATIONAL EXCELLENCE Delivering Sustainable Margin Improvement Through the Cycle SUSTAINABLE MARGIN IMPROVEMENT Achieved ~$475 Million from 2014-2022 Targeting $90-120 Million from 2023-2025 Controllable Cost • Recovery • Reliability • Product Mix Future Value • Reliability Improvements • Preventive Maintenance Cost Avoidance • Renegotiate Contracts • Share or Repurpose Assets • Reduce Employee Turnover Efficiency • Automate Manual Work • Simplify or Standardize Tools • Leverage Technology & Data Cross-Biz OpX Seize Opportunities to Drive Improvement Across Our Integrated Supply Chain OpX = Superior Execution + Ongoing Improvement 24 Fueled by innovation innovation Driving Significant Improvements Through Accelerated Focus Automation & Robotics AI & Machine Learning Radio Frequency Identification Energy-Efficient Equipment 25

Wood products sustainability Reducing Our Impact | Offering Climate-Friendly Products WE CERTIFY 100% OF OUR WOOD FIBER SUPPLY TO THE Sustainable Forestry Initiative® Fiber Sourcing or Certified Sourcing Standards WE MEET MORE THAN 70% OF OUR OWN ENERGY NEEDS USING RENEWABLE BIOMASS ON AVERAGE WE USE 95% OF EVERY LOG OUR GHG EMISSION REDUCTION TARGET IS VERIFIED BY THE Science Based Targets Initiative AT THE HIGHEST LEVEL OF AMBITION Committed To Sustainability Throughout Our Supply Chain 26

DELIVERING SUPERIOR RELATIVE PERFORMANCE

Our OpX Scorecard



WE HELD THE

#1 Position

IN EBITDA MARGIN IN ALL MANUFACTURING BUSINESSES

IN 2022



WE ACHIEVED THE

Largest Improvement

IN DISTRIBUTION MARGIN

2011 THROUGH 2022

WOOD PRODUCTS
ADJUSTED EBITDA MARGIN(1,2)


LUMBER(3)
50%
40%
30%
20%
10%
0%
-10%
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
Weyerhaeuser vs Peers


ORIENTED STRAND BOARD(4)
70%
50%
30%
10%
-10%
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
Weyerhaeuser vs Peers


ENGINEERED WOOD PRODUCTS(5)
35%
25%
15%
5%
-5%
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
Weyerhaeuser vs Peers


DISTRIBUTION
12%
8%
4%
0%
-4%
-8%
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
Weyerhaeuser vs Peers

Sources for competitor data: Public filings. Results include only North American operations.
(1) See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts.
(2) Wood Products peers include BlueLinx, Boise Cascade, Canfor, Interfor, Louisiana Pacific, Norbord and West Fraser.
(3) 2017-2022 lumber margins include expenses for softwood lumber countervailing and anti-dumping duties for all companies shown.
(4) After 2021, West Fraser (previously Norbord) excluded due to changes in segment reporting, which now combines OSB and EWP segments.
(5) After 2021, Louisiana Pacific excluded due to the sale of its EWP business in 2022.

27

WEYERHAEUSER Strategic Growth & Natural Climate Solutions RUSSELL HAGEN Senior Vice President & Chief Development Officer June 2023

FOCUSED GROWTH STRATEGY Disciplined Approach To Increase Value Across Our Businesses   Timberlands portfolio Target: $1 billion of disciplined investments from 2022 to 2025 Complete: $300 million Growing the Value of Our Timber Holdings 2022 EBITDA: $43 million Natural climate solutions Target: $100 million of annual Adj. EBITDA by YE 2025 2022 Adj. EBITDA: $43 million(1) Serving Rising Demand for Net Zero Solutions and Energy Security Deep Expertise & Unique Technology Platform To Maximize Our Entire Portfolio Value end to End Portfolio management 29 (1) See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts.

GROWING TIMBERLANDS VALUE

We Are Industry Leaders in a Compelling Asset Class

STABLE CAPITAL APPRECIATION THROUGH MARKET CYCLES

SOUTH: Timberland Transaction Value Per Acre
460 transactions | 26 million acres | $37 billion



$ 3,500
$ 2,800
$ 2,100
$ 1,400
$ 700
$ -
5.4% CAGR
2002
2006
2010
2014
2018
2022
average, high/low range
linear trendline

NORTHWEST: Timberland Transaction Value Per Acre
133 transactions | 7.5 million acres | $20 billion



$ 8,000
$ 6,000
$ 4,000
$ 2,000
$ -
5.0% CAGR
2002
2006
2010
2014
2018
2022
average, high/low range
linear trendline

Sources: RISI, WY. Excludes outlier and large-scale M&A transactions.

- ✓ Mature, Liquid Market
- ✓ Value Premium for High-Quality Assets
- ✓ Management Optionality from Biological Growth
- ✓ Diverse Income Sources with Future Option Value

POISED FOR LONG-TERM GROWTH


Demand for U.S. Housing


Adoption of Wood-Based Building


Global Demand for Wood Fiber


Growth in Natural Climate Solutions

30

WEYERHAEUSER’S u.s. timberlands Unrivaled Portfolio that Cannot Be Replicated 31 LARGEST private timberlands owner in the U.S. BEST growing regions in the country 120+ YEARS of unmatched expertise High-Value Douglas Fir WEST 3 Million Acres SOUTH 7 Million Acres NORTH 1 Million Acres Premium Southern Yellow Pine Diverse Hardwoods & Softwoods Approximate total acres as of December 31, 2022.

32 On-the-ground Expertise + Technology Platform Enables Portfolio & Market Analytics Compares Portfolio Value Attributes Guides Option Value Suitability & Execution APPLYING AVO 2.0 Asset Value Optimization Maximizing the Full Value from Every Acre Unmatched Expertise, Rigorous Processes and a Proprietary Technology Platform Driving Significant Premiums to Timber Value Real Estate (HBU) Real Estate Development Mineral Royalties Conservation Mitigation Banking Carbon Capture & Sequestration CO2 Solar CO2 Wind TRADITIONAL REAL ESTATE & ENR NATURAL CLIMATE SOLUTIONS Forest Carbon

Rigorous Approach Competitive value & terms Unparalleled deal expertise Reputation as solid deal counter-party Execution Unparalleled Platform To Monetize Value from Every Acre 33 Growing the value of our timberlands portfolio Through Technology Investment, Skilled Professionals and Disciplined Process Pursue Best targets Disciplined bidding approach focused on creating long-term value 3 Geospatial Review Satellite earth observation Operability & encumbrances Initial financial metrics Strategic Fit Timber attributes Market & customer strength Synergies & integration source & Prioritize Identify high-quality investment targets 1 Field Review Inventory & product mix Access & infrastructure Alternative value options Valuation Local price & cost forecasts Harvest & operating proforma DCF valuation Conduct due diligence Detailed on-the-ground field review & proprietary valuation analytics 2 Proprietary AI & Machine Learning Tools Deep Expertise in Every Major Wood Basket Integrate for immediate execution Operating businesses capture option values above timber Focused on better, not bigger

Timberlands evaluation & acquisition Highly Selective Process Yields Compelling Results ~3.5 MILLION ACRES $8.5 BILLION ~2.5 MILLION ACRES $6.3 BILLION ~1.1 MILLION ACRES $2.8 BILLION 240,000 ACRES $860 MM Offerings in Priority Investment Zones Proprietary Internal Evaluations Submitted Bids Acquired Market Transactions 2020 – Present WEST SOUTH Properties Evaluated Properties Acquired (1) Smaller acquisition, not separately announced. Carolinas 2022 Southwest Alabama 2021 Coastal Washington(1) 2021 Mid-Coast Oregon 2020 34

MID-COAST OREGON ACQUISITION

Highly Tensioned Markets

85,000 Acres → **$426 MM** Transaction Value → **$5,012** Per Acre

ACQUISITION HIGHLIGHTS
Closed in 2020 Q4

- Integrated with Weyerhaeuser's Santiam lumber mill, strong domestic customers and access to Longview export yard
- Favorable timber age class with significant harvest volume sustained over first 15 years
- Above average site productivity for Western Timberlands with high percentage of Douglas-fir

PERFORMANCE METRICS

Adjusted EBITDA Per Acre[(1,2)]


$300
$134
Oregon Acquisition
W. Timberlands REITs

Harvest Tons Per Acre[(2)]


5.7
3.2
Oregon Acquisition
W. Timberlands REITs

Transaction Value Per Acre


$5,012
$6,900
Oregon Purchase Price
Recent Market Comps


OR
WY Santiam Lumber Mill
WY Eugene EWP Facility
Value Uplift
HBU
Wind
Conservation
WY Wood Products Facility
Third Party Mills
Pre-existing WY Ownership
Acquired Acreage

(1) See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts.
(2) Oregon acquisition represents forecasted 10-year average Timberlands performance at time of acquisition. Western Timberlands REITs includes Weyerhaeuser and Rayonier, and metrics represent 3-year averages from 2020-2022, sourced from company filings.

35

SOUTHWEST Alabama acquisition Deep and Expanding Gulf South Markets Bolt-on integration with existing Weyerhaeuser timberland operations and complementary age class to existing footprint Located in one of the strongest inland sawlog and fiber markets in the U.S. South, with a deep and expanding customer base Excellent operability with significant all-weather logging access providing execution and market logistic advantages ACQUISITION HIGHLIGHTS Closed in 2021 Q2 PERFORMANCE METRICS Adjusted EBITDA Per Acre(1,2) Harvest Tons Per Acre(2) Transaction Value Per Acre (1) See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts. (2) Alabama acquisition represents forecasted 10-year average Timberlands performance at time of acquisition. Southern Timberlands REITs includes Weyerhaeuser, Rayonier and PotlatchDeltic, and metrics represent 3-year averages from 2020-2022, sourced from company filings. Value Uplift HBU Solar Forest Carbon $2,159 Per Acre $149 MM Transaction Value 69,000 Acres Third Party Mills Pre-existing WY Ownership Acquired Acreage WY EWP Facility WY Evergreen EWP Facility

CAROLINAS ACQUISITION

Scale in Strong Atlantic Coastal Markets

80,800 Acres → **$265 MM** Transaction Value → **$3,280** Per Acre

ACQUISITION HIGHLIGHTS
Closed in 2022 Q2

- Bolt-on integration offering synergies with existing Weyerhaeuser mill and timberland operations
- Highly productive planted acreage located in strong Atlantic coast markets with mature age class producing excellent cash flows
- Expect additional cash flows and returns through Real Estate in the near term, and Natural Climate Solutions over the long term

PERFORMANCE METRICS

Adjusted EBITDA Per Acre(1,2)



$160
$58
Carolinas Acquisition
S. Timberlands REITs

Harvest Tons Per Acre(2)



6.5
3.4
Carolinas Acquisition
S. Timberlands REITs



NC
SC
WY Plymouth Lumber Mill
WY Greenville Lumber Mill
WY New Bern Lumber Mill
Identified Value Uplift
HBU
>15,000 Acres
Development
~1,500 Acres
Mitigation Banking
6 Sites / ~5,500 Acres
Conservation
>2,000 Acres
WY Lumber Mill
Third Party Mills
WY Export Yard
Pre-existing WY Ownership
Acquired Acreage

(1) See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts.
(2) Carolinas acquisition represents forecasted 10-year average Timberlands performance at time of acquisition. Southern Timberlands REITs includes Weyerhaeuser, Rayonier, and PotlatchDeltic, and metrics represent 3-year averages from 2020-2022, sourced from company filings.

37

ACTIVE PORTFOLIO MANAGEMENT

Increasing Cash Flows and Portfolio Value

WEYERHAEUSER A&D PERFORMANCE (2020 – PRESENT)

Metric	Green bar	Blue bar	Net Change
Acres Transacted[(1)] *In Thousands*	Acquisitions 240	Divestitures 1,020	Net Change -780 Thousand Acres
Harvest Tons *In Thousands* *5-Year Annual Average*	1,400	650	+750 Thousand Tons Net Change
Timber Free Cash Flow Yield *5-Year Annual Average*	4.5%	0.2%	+4.3% Net Change
Timber Free Cash Flow[(2)] *$ In Millions* *5-Year Annual Average*	$40	$2	+$38 Million Net Change

DIVESTITURES
$955 Million
Generated from Non-Strategic Acres

ACQUISITIONS
$860 Million
Deployed Into Strategic Acquisitions

SIGNIFICANTLY INCREASED HARVEST VOLUMES & CASH FLOWS ON FEWER ACRES

(1) Acquisitions include mid-coastal Oregon (2020), southwest Alabama (2021), North and South Carolina (2022) and a small property in Coastal Washington (2021). Divestitures include Montana (2020), southern Oregon (2020), North Cascades Washington (2021) and other small nonstrategic properties.
(2) Free Cash Flow defined as Timberlands EBITDA generated less capital expenditures to support operations.

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NATURAL CLIMATE SOLUTIONS BUSINESS CARBON CAPTURE & SEQUESTRATION RENEWABLE ENERGY MITIGATION & CONSERVATION 39 FOREST CARBON CO2

NATURAL CLIMATE SOLUTIONS BUSINESS

Growing EBITDA as Markets Develop

SOLUTIONS FOR CARBON REMOVAL, ENERGY TRANSITION & CONSERVATION

FOREST CARBON

High-Quality, Highly Credible Credits

- ✓ Maine pilot project nearing completion
- ✓ Developing future project pipeline

CARBON CAPTURE & SEQUESTRATION

Leasing Subsurface for Carbon Sequestration

- ✓ 2 agreements in place for projects in the Gulf South
- ✓ ~500,000 acres with suitable subsurface characteristics

RENEWABLE ENERGY

Leasing Land for Wind and Solar Production

- ✓ 6 operating wind sites in the Western and Northern regions
- ✓ Over 40 agreements in place for solar projects in the Southern region

MITIGATION & CONSERVATION

Preserving Valuable Ecosystems

- ✓ Mitigation: 14 active banks on 22,000 acres
- ✓ Pursuing conservation outcomes in select markets

40

Forest CARBON Positioned To Scale 41 WY as developer is key to retaining full economic value Validates WY’s ability to deliver highest integrity credits Milestones Outcomes MAINE PILOT PROJECT 3rd Party Audit Complete Pending Final Approval by American Carbon Registry ~30,000 Credits Expected in Year One Technical partner is key to go-to-market strategy Provides additional 3rd party review for quality ADVISORY & MARKETING AGREEMENT with Learnings from Maine pilot being applied to new projects Positioned to scale while balancing timber operations PROJECT  PIPELINE Developing Additional Improved Forest Management Projects To be Validated through American Carbon Registry

UNMATCHED FOUNDATIONAL STRENGTHS GAME-CHANGING VALUE ACCELERATORS PORTFOLIO PEOPLE STRATEGY Unrivaled timber holdings with significant option value OUR COMPETITIVE ADVANTAGE Uniquely Positioned To Drive Portfolio Growth and Option Value 42 Deep technical expertise across the value chain with strong commercial and financial acumen Demonstrated and disciplined approach to end-to-end portfolio management NATURAL CLIMATE SOLUTIONS TECHNOLOGY Cutting edge analytics and timber portfolio optimization platform First mover and industry leader in emerging carbon markets CO2

APPENDIX Additional Materials 43 43

ADJUSTED EBITDA RECONCILIATION

Timberlands

$ Millions	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Western Timberlands and Energy & Natural Resources (ENR)	$283	$263	$380	$579	$470	$449	$520	$544	$332	$354	$404	$493
Less: EBITDA attributable to Western ENR[1]	4	5	7	8	11	6	12	12	14	14	17	20
Western Timberlands	**279**	**258**	**373**	**571**	**459**	**443**	**508**	**532**	**318**	**340**	**387**	**473**
Southern Timberlands and ENR	290	339	372	457	472	469	428	398	410	319	363	399
Less: EBITDA attributable to Southern ENR[1]	64	41	44	47	42	43	45	47	58	45	62	92
Southern Timberlands	**226**	**298**	**328**	**410**	**430**	**426**	**383**	**351**	**352**	**274**	**301**	**307**
Northern Timberlands	**29**	**28**	**32**	**47**	**41**	**26**	**23**	**19**	**15**	**4**	**9**	**14**
Other Timberlands	**(15)**	**(8)**	**46**	**2**	**7**	**6**	**22**	**—**	**(5)**	**(8)**	**(4)**	**(10)**
Adjusted EBITDA including Legacy Plum Creek operations[1,2]	**$519**	**$576**	**$779**	**$1,030**	**$937**	**$901**	**$936**	**$902**	**$680**	**$610**	**$693**	**$784**
Less: EBITDA attributable to Plum Creek[3]	175	203	235	291	260	36	—	—	—	—	—	—
Weyerhaeuser Timberlands Adjusted EBITDA[1]	**$344**	**$373**	**$544**	**$739**	**$678**	**$865**	**$936**	**$902**	**$680**	**$610**	**$693**	**$784**
Depletion, depreciation & amortization	(138)	(143)	(168)	(207)	(208)	(366)	(356)	(319)	(301)	(257)	(261)	(256)
Special items	—	—	—	—	—	—	(48)	—	(32)	102	32	—
Operating Income (GAAP)	**$206**	**$230**	**$376**	**$532**	**$470**	**$499**	**$532**	**$583**	**$347**	**$455**	**$464**	**$528**
Interest income and other	4	3	4	—	—	—	—	—	—	—	—	—
Loss attributable to non-controlling interest	—	1	—	—	—	—	—	—	—	—	—	—
Net Contribution to Earnings	**$210**	**$234**	**$380**	**$532**	**$470**	**$499**	**$532**	**$583**	**$347**	**$455**	**$464**	**$528**

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.
(2) Results exclude Real Estate, Energy & Natural Resources, which was reported as part of legacy Weyerhaeuser's Timberlands segment. West includes Plum Creek Washington and Oregon operations. South includes Plum Creek Southern Resources. North includes Plum Creek Northern Resources less Washington and Oregon. Results from Longview Timber are included in Other for 2013 and in Western Timberlands for 2014 and forward. Other also includes results from international operations and certain administrative charges.
(3) Results represent Plum Creek Timberlands EBITDA from October 1, 2011 through February 18, 2016.

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ADJUSTED EBITDA RECONCILIATION

Wood Products

$ Millions	2011	2012	2013	2014	2015	2016[1]	2017	2018	2019	2020	2021	2022
Lumber	($7)	$130	$317	$319	$212	$289	$459	$459	$183	$799	$1,630	$1,103
OSB	(4)	143	247	46	41	183	359	329	59	466	1,292	879
EWP	6	17	45	79	114	145	173	177	207	188	285	585
Distribution	(37)	(29)	(33)	2	10	25	38	32	33	86	176	184
Other	(1)	(15)	(2)	—	(5)	(1)	(12)	(10)	(6)	(12)	(26)	(14)
Adjusted EBITDA[2]	**($43)**	**$246**	**$574**	**$446**	**$372**	**$641**	**$1,017**	**$987**	**$476**	**$1,527**	**$3,357**	**$2,737**
Depletion, depreciation & amortization	(151)	(133)	(123)	(119)	(106)	(129)	(145)	(149)	(191)	(195)	(196)	(201)
Special items	(52)	6	(10)	—	(8)	—	(303)	—	68	8	50	—
Operating Income (GAAP)	**($246)**	**$119**	**$441**	**$327**	**$258**	**$512**	**$569**	**$838**	**$353**	**$1,340**	**$3,211**	**$2,536**
Interest income and other	3	1	—	—	—	—	—	—	—	—	—	—
Net Contribution to Earnings	**($243)**	**$120**	**$441**	**$327**	**$258**	**$512**	**$569**	**$838**	**$353**	**$1,340**	**$3,211**	**$2,536**

(1) Amounts presented reflect the results of operations acquired in our merger with Plum Creek Timber, Inc. beginning on the merger date of February 19, 2016.
(2) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

45

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold and special items. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results. ADJUSTED EBITDA RECONCILIATION Natural Climate Solutions $ Millions 2020 2021 2022 Total Natural Climate Solutions Adjusted EBITDA(1) $22 $38 $43 Depletion, depreciation & amortization (1) (1) (1) Basis of real estate sold (9) (10) (10) Operating Income (GAAP) $12 $27 $32 We have not provided a reconciliation of forecasted Adjusted EBITDA related to the recent acquisitions for our Timberlands segment or forecasted Adjusted EBITDA related to Natural Climate Solutions to the most comparable GAAP measure because Adjusted EBITDA excludes the impact of certain items described in the definition below and management cannot estimate the impact these items will have on Adjusted EBITDA without unreasonable effort. We believe that the probable significance of providing these forward-looking non-GAAP financial measures without a reconciliation to operating income is that investors and analysts will have certain information that we believe is useful and meaningful regarding our acquisitions and Natural Climate Solutions business, but they will not have that information on a GAAP basis. As a result, investors and analysts may be unable to accurately compare the expected impact to our historical results or the results or expected results of other companies that may have treated such matters differently. Management believes that, given the inherent uncertainty of forward-looking statements, investors and analysts will be able to understand and appropriately take into account the limitations in the information we have provided. Investors are cautioned that we cannot predict the occurrence, timing or amount of all non-GAAP items that we exclude from Adjusted EBITDA. Accordingly, the actual effect of these items, when determined, could potentially be significant to the calculation of Adjusted EBITDA over the medium-term.